Capital Structure	9 Months Ended
Sep. 30, 2021
Capital Structure [Abstract]
CAPITAL STRUCTURE
O.	CAPITAL STRUCTURE:

On May 24, 2021 the Company authorized a capital stock change from 200,000 shares of common stock, $0.01 par value, to 350,000,000 shares, consisting of 300,000,000 shares of common stock, par value $0.0001 per share, and 50,000,000 shares of “blank check” preferred stock, par value $0.0001 per share. At the same time, the Company also completed a 100,000-for-1 forward stock split of the outstanding common stock through the merger by issuing 100,000 shares of our common stock for each previously outstanding share of common stock of the predecessor Massachusetts company. As a result of this stock split, the Company’s issued and outstanding common stock increased from 100 shares to 10,000,000 shares.